UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

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ZAIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.    Changes in Registrant's Certifying Accountant.

(a)

On June 8, 2016, the Audit Committee (the "Audit Committee") of the Board of Directors of ZAIS Group Holdings, Inc. (the “Company”), dismissed KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm, effective as of June 8, 2016.

The audit reports of KPMG on the consolidated financial statements of the Company as of December 31, 2014 and 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through June 8, 2016, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements for the relevant year, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and requested KPMG to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of KPMG's letter dated June 14, 2016 is attached as Exhibit 16.1 to this Form 8-K.

(b)

On June 8, 2016, the Company selected PricewaterhouseCoopers LLP (“PwC”) to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. The appointment of PwC was approved by the Audit Committee. During the Company's fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through June 8, 2016, neither the Company nor anyone on its behalf consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from KPMG, LLP, dated June 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

By:	/s/ Donna Blank
Donna Blank Chief Financial Officer

Date: June 14, 2016

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG, LLP, dated June 14, 2016